UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3694

Oppenheimer Gold & Special Minerals Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 3/31/2014

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2014 / Unaudited

	Shares	Value
Common Stocks—94.8%
Materials—94.8%
Metals & Mining—94.8%
African Barrick Gold plc	4,000,000	$17,558,723
Agnico Eagle Mines Ltd.[1]	1,540,000	46,585,000
Alacer Gold Corp.[1]	2,900,000	7,345,093
Alamos Gold, Inc.[1]	2,685,187	24,265,055
Allied Nevada Gold Corp.[2]	100,000	431,000
Alrosa AO	3,600,000	3,702,197
AngloGold Ashanti Ltd., Sponsored ADR	1,830,000	31,256,400
Argonaut Gold, Inc.[2]	5,172,697	22,553,052
AuRico Gold, Inc.[1]	2,600,000	11,310,000
B2Gold Corp.[2]	10,260,000	27,842,605
Barrick Gold Corp.[1]	3,180,000	56,699,400
Beadell Resources Ltd.[2]	14,300,000	7,963,510
Centerra Gold, Inc.	5,760,100	26,833,573
Coeur Mining, Inc.[2]	510,200	4,739,758
Continental Gold Ltd.[2]	2,157,004	7,453,420
Detour Gold Corp.[2]	100,000	865,672
Dominion Diamond Corp.[2]	600,000	8,052,000
Duluth Metals Ltd.[2,3]	6,600,000	3,880,597
Dundee Precious Metals, Inc.[2]	3,663,922	13,223,925
Eldorado Gold Corp.[1,4]	6,800,000	37,829,037
Eldorado Gold Corp.[1,4]	3,010,000	16,795,800
First Majestic Silver Corp.[2]	1,750,000	16,874,717
Franco-Nevada Corp.[1]	1,880,000	86,216,800
Freeport-McMoRan Copper & Gold, Inc.	10,000	330,700
Fresnillo plc	200,000	2,815,792
Gold Fields Ltd., Sponsored ADR	4,803,360	17,724,398
Gold Standard Ventures Corp.[2]	2,000,000	1,178,000
Goldcorp, Inc.[1]	3,290,000	80,539,200
IAMGOLD Corp.	4,500,000	15,840,000
Ivanhoe Mines Ltd.[2]	4,836,600	7,525,058
Kinross Gold Corp.[1,2,4]	400,000	1,653,550
Kinross Gold Corp.[1,2,4]	4,369,950	18,091,593
Koza Altin Isletmeleri AS	3,180,000	27,339,914
McEwen Mining, Inc.[2]	200,000	474,000
Nevsun Resources Ltd.	7,220,000	24,331,400
New Gold, Inc.[2,4]	6,800,000	33,646,314
New Gold, Inc.[1,2,4]	4,200,000	20,496,000
Newcrest Mining Ltd.[2]	1,100,000	10,111,411
Newmont Mining Corp.[1]	2,029,950	47,582,028
Northern Star Resources Ltd.	5,800,000	6,050,021
Novagold Resources, Inc.[2]	200,000	722,000
OceanaGold Corp.[2]	2,776,464	5,876,912
Orocobre Ltd.[2]	1,000,000	2,091,279
Osisko Mining Corp.[1,2]	1,700,000	10,579,828
Pan American Silver Corp.	100,000	1,287,000
Papillon Resources Ltd.[2]	2,000,000	2,436,877
Polymetal International plc	2,055,500	21,312,258
Primero Mining Corp.[2]	3,048,800	22,090,355

1 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Metals & Mining (Continued)
Primero Mining Corp.[2]	217,418	$1,575,322
Randgold Resources Ltd., ADR[1]	1,261,686	94,626,450
Real Gold Mining Ltd.[2]	10,400,000	13,408
Regis Resources Ltd.	5,000,000	10,530,473
Rio Alto Mining Ltd.[2]	2,900,000	5,666,214
Romarco Minerals, Inc.[2,3]	30,127,000	19,076,346
Royal Gold, Inc.[1]	1,058,150	66,261,353
Sandstorm Gold Ltd.[2]	800,000	4,456,000
SEMAFO, Inc.[1,3]	5,800,000	20,461,330
Sibanye Gold Ltd., Sponsored ADR	570,000	4,748,100
Silver Standard Resources, Inc.[2]	400,000	3,972,000
Silver Wheaton Corp.[1]	3,220,000	73,094,000
Tahoe Resources, Inc.[1,2]	1,040,500	22,006,575
Yamana Gold, Inc.[1]	7,250,000	63,655,000

Total Common Stocks (Cost $1,337,411,064)		1,252,545,793

	Units
Rights, Warrants and Certificates—0.0%
Kinross Gold Corp. Wts., Strike Price 21.939CAD, Exp. 9/17/14[1,2] (Cost $–)	483,450	6,560

		Exercise Price	Expiration Date		Contracts
Exchange-Traded Options Purchased—0.0%
Allied Nevada Gold Corp. Call[2]	USD	5.000	6/21/14	USD	4000	140,000
Allied Nevada Gold Corp. Call[2]	USD	6.000	4/19/14	USD	3000	15,000
Gold Fields Ltd. Call[2]	USD	4.000	10/18/14	USD	4000	160,000
IAMGOLD Corp. Call[2]	USD	4.000	6/21/14	USD	10000	190,000
Kinross Gold Corp. Call[2]	USD	5.000	8/16/14	USD	3000	63,000
Novagold Resources, Inc. Call[2]	USD	3.500	6/21/14	USD	4000	200,000

Total Exchange-Traded Options Purchased (Cost $1,809,275)						768,000

	Shares
Investment Companies—5.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[3,5]	21,609,710	21,609,710
SPDR Gold Trust Exchange Traded Fund[2]	400,000	49,444,000

Total Investment Companies (Cost $72,960,042)		71,053,710
Total Investments, at Value (Cost $1,412,180,381)	100.2%	1,324,374,063
Liabilities in Excess of Other Assets	(0.2)	(3,142,957)

Net Assets	100.0%	$1,321,231,106

Footnotes to Consolidated Statement of Investments

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $174,556,099. See accompanying Consolidated Notes.

2. Non-income producing security.

2 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares June 28, 2013[a]	Gross Additions		Gross Reductions	Shares March 31, 2014
Duluth Metals Ltd. [b]	7,804,800	—		1,204,800	6,600,000
Duluth Metals Ltd. Wts., Strike Price $0.001, Exp. 7/31/13	513,653	—		513,653	—
Kirkland Lake Gold, Inc.	4,382,900	—		4,382,900	—
Oppenheimer Institutional Money Market Fund, Cl. E	—	453,065,874		431,456,164	21,609,710
Romarco Minerals, Inc. [b]	30,127,000	—		—	30,127,000
SEMAFO, Inc. [b]	14,789,748	120,000		9,109,748	5,800,000

		Value		Income	Realized Loss
Duluth Metals Ltd. [b]		$—	[c]	$—	$2,284,174
Duluth Metals Ltd. Wts., Strike Price $0.001, Exp. 7/31/13		—		—	64,947
Kirkland Lake Gold, Inc.		—		—	35,273,270
Oppenheimer Institutional Money Market Fund, Cl. E		21,609,710		15,132	—
Romarco Minerals, Inc. [b]		—	[c]	—	—
SEMAFO, Inc. [b]		—	[c]	—	47,632,804

Total		$21,609,710		$15,132	$85,255,195

a.	June 28, 2013 represents the last business day of the Fund’s reporting period. See accompanying Consolidated Notes.
b.	No longer an affiliate as of March 31, 2014.
c.	THe security is no longer an affiliate, therefore the value has been excluded from this table.

4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

5. Rate shown is the 7-day yield as of March 31, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Canada	$842,487,373	63.6%
United States	215,568,567	16.3
Jersey, Channel Islands	94,626,450	7.1
South Africa	53,888,898	4.1
Australia	45,060,482	3.4
Turkey	27,339,914	2.1
Russia	25,014,455	1.9
United Kingdom	20,374,516	1.5
Mongolia	13,408	0.0

Total	$1,324,374,063	100.0%

3 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Exchange-Traded Options Written at March 31, 2014
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
Agnico Eagle Mines Ltd. Put	USD	27.500	8/16/14	USD	(1,000)	$135,918	$ (173,500)
Agnico Eagle Mines Ltd. Call	USD	35.000	5/17/14	USD	(1,000)	228,706	(41,000)
Alamos Gold, Inc. Put	CAD	11.000	7/19/14	CAD	(2,000)	182,143	(280,416)
Coeur D Alene Mines Put	USD	10.000	9/20/14	USD	(1,000)	114,458	(160,000)
Detour Gold Corp. Put	CAD	9.000	10/18/14	CAD	(2,000)	170,270	(235,188)
First Majestic Silver Corp. Put	USD	10.000	7/19/14	USD	(2,000)	269,187	(232,000)
First Quantum Minerals Ltd. Put	CAD	18.000	7/19/14	CAD	(2,000)	174,411	(90,457)
First Quantum Minerals Ltd. Put	CAD	20.000	7/19/14	CAD	(2,000)	213,198	(208,955)
Franco-Nevada Corp. Call	USD	65.000	10/18/14	USD	(2,000)	273,915	(100,000)
Franco-Nevada Corp. Call	USD	55.000	7/19/14	USD	(2,000)	221,038	(150,000)
Franco-Nevada Corp. Call	USD	55.000	4/19/14	USD	(2,000)	194,257	(15,000)
Franco-Nevada Corp. Call	USD	60.000	7/19/14	USD	(3,000)	391,864	(97,500)
Freeport-McMoRan Copper & Gold, Inc. Put	USD	31.000	8/16/14	USD	(2,000)	237,917	(306,000)
Freeport-McMoRan Copper & Gold, Inc. Put	USD	30.000	8/16/14	USD	(2,000)	270,896	(234,000)
Freeport-McMoRan Copper & Gold, Inc. Put	USD	27.000	11/22/14	USD	(2,000)	257,756	(196,000)
Globe Speciality Metals, Inc. Put	USD	17.500	9/20/14	USD	(2,000)	253,916	(110,000)
Goldcorp, Inc. Call	USD	31.000	7/19/14	USD	(2,000)	196,677	(52,000)
IAMGOLD Corp. Put	USD	4.000	6/21/14	USD	(3,000)	239,879	(195,000)
New Gold, Inc. Put	USD	6.000	5/17/14	USD	(2,000)	198,918	(230,000)
Newmont Mining Corp. Put	USD	21.000	9/20/14	USD	(2,000)	264,396	(200,000)
Newmont Mining Corp. Call	USD	25.000	6/21/14	USD	(2,000)	208,697	(162,000)
Randgold Resources Ltd. Call	USD	95.000	6/21/14	USD	(2,000)	339,134	(70,000)
Randgold Resources Ltd. Put	USD	65.000	9/20/14	USD	(1,000)	231,956	(287,500)
Rio Tinto plc Put	USD	52.500	7/19/14	USD	(2,000)	290,086	(400,000)
Rio Tinto plc Put	USD	50.000	7/19/14	USD	(1,000)	204,527	(140,000)
Rio Tinto plc Put	USD	52.500	4/19/14	USD	(1,000)	161,957	(35,000)
Royal Gold, Inc. Call	USD	75.000	7/19/14	USD	(1,000)	131,958	(130,000)
Royal Gold, Inc. Call	USD	72.500	4/19/14	USD	(1,000)	176,957	(12,000)
Royal Gold, Inc. Put	USD	55.000	10/18/14	USD	(2,000)	508,912	(680,000)
Sociedad Quimica y Minera de Chile, ADR Put	USD	22.500	7/19/14	USD	(1,500)	250,443	(37,500)
Tahoe Resources, Inc. Put	USD	20.000	9/20/14	USD	(3,000)	418,374	(570,000)
Tahoe Resources, Inc. Call	USD	25.000	6/21/14	USD	(3,000)	336,015	(135,000)
Tahoe Resources, Inc. Put	USD	20.000	6/21/14	USD	(2,000)	169,058	(240,000)
Total Exchange-Traded Options Written						$7,917,794	$ (6,206,016)

Glossary:
Currency abbreviations indicate amounts reporting in currencies

CAD	Canadian Dollar
USD	U.S. Dollar

4 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Gold & Special Minerals Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The subsidiary invests primarily in shares of exchange-traded funds that invest in gold bullion (“Gold ETFs”), commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for the Subsidiary’s derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The statements of investments have been consolidated and include investments of the Fund and the Subsidiary. At March 31, 2014, the Fund owned 4,056 shares with a market value of $51,848,264.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

5 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund. The Fund invests primarily in the mining and metals industry.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Security Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the

6 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Security Valuation (Continued)

exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker- dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale

7 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Security Valuation (Continued)

restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Materials	$1,139,044,608	$113,487,777	$13,408	$1,252,545,793
Rights, Warrants and Certificates	6,560	—	—	6,560
Exchange-Traded Options Purchased	768,000	—	—	768,000
Investment Companies	71,053,710	—	—	71,053,710
Total Assets	$1,210,872,878	$113,487,777	$13,408	$1,324,374,063

8 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Security Valuation (Continued)

Liabilities Table
Other Financial Instruments:
Options written, at value	$(6,206,016)	$—	$—	$(6,206,016)
Total Liabilities	$(6,206,016)	$—	$—	$(6,206,016)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

9 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

10 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended March 31, 2014, the Fund had an ending monthly average market value of $81,800 on purchased call options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual commodities to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended March 31, 2014, the Fund had an ending monthly average market value of $1,361,468 and $3,106,704 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended March 31, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of June 28, 2013	–	$–	9,000	$1,292,937
Options written	50,000	6,367,950	77,000	10,256,812
Options closed or expired	(20,029)	(2,569,728)	(24,561)	(3,145,971)
Options exercised	(8,971)	(1,099,004)	(20,939)	(3,185,202)

Options outstanding as of March 31, 2014	21,000	$2,699,218	40,500	$5,218,576

11 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and

12 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,435,351,408
Federal tax cost of other investments	(7,917,794)

Total federal tax cost	$1,427,433,614

Gross unrealized appreciation	$119,230,537
Gross unrealized depreciation	(228,496,104)

Net unrealized depreciation	$(109,265,567)

13 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Gold & Special Minerals Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/13/2014